UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 7, 2011
Booz Allen Hamilton Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-171288	26-2634160

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8283 Greensboro Drive, McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On June 7, 2011, Booz Allen Hamilton Holding Corporation (the “Company”) issued a press release announcing its results of operations for the fiscal year and quarter ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.
On June 7, 2011, the Company posted to the “Investor Relations” section of its website slides that accompany the earnings conference call. A copy of the slides are attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
99.1 Press Release dated February 9, 2011
99.2 Slides for the Earnings Conference Call

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation
June 7, 2011	By:	Samuel R. Strickland
		Name:	Samuel R. Strickland
		Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer